Exhibit (a)(1)(vii)

AMENDED LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

Pursuant to the Offer to Purchase

Dated August 2, 2011, as Amended

by the Amended and Restated Offer to Purchase Dated August 16, 2011,

by

FBR & CO.

of

Up to Six Million Shares of its Common Stock at a Purchase Price not greater than $2.75 nor less than $2.55

THE TENDER OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 29, 2011, UNLESS

THE TENDER OFFER IS EXTENDED.

The Depositary for the Tender Offer is:

THE AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Registered, Certified Mail or First Class Mail:	By Overnight Courier:	By Hand:
The American Stock Transfer & Trust Company, LLC Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	The American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	The American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

You should use this Letter of Transmittal if you are tendering physical certificates or are causing the shares to be delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”, which is hereinafter referred to as the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Description of Shares Surrendered
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on Share Certificate(s))	Shares Surrendered (Attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares

*     Need not be completed by book-entry stockholders.

**  Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being surrendered hereby.

Please note the following:

1. As a result of the change in the structure of the tender offer from a fixed price offer to a modified “Dutch auction” self tender offer, all tenders of shares of common stock of FBR & Co. (“FBR” or the “Company”) made pursuant to the original Letter of Transmittal have been invalidated. Accordingly, if you previously tendered shares and still wish to participate in the tender offer as modified, you will need to re-tender your shares with this Amended Letter of Transmittal in accordance with the terms described herein and in the related Amended and Restated Offer to Purchase.

2. If you want to participate in the tender offer and wish to maximize the chance of having the Company accept for payment all shares you are tendering, you should check the box marked “Shares Tendered at Price Determined Pursuant to the Tender Offer” below and complete the other portions of this Amended Letter of Transmittal as appropriate. If you agree to accept the purchase price determined in the tender offer, your shares will be deemed to be tendered at the minimum price. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $2.55 PER SHARE.

3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER” below and complete the other portions of this Amended Letter of Transmittal as appropriate.

If you desire to tender shares in the tender offer, but you cannot deliver your shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Additional Information if Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

☐	Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call The American Stock Transfer & Trust Company, LLC, as Transfer Agent at (877) 248-8317 (toll free), regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 13.

☐	Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver shares by book-entry transfer):

Name of Tendering Institution

Account No.

Transaction Code No.

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Pursuant to the Tender Offer,” the undersigned tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by the Company is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL FOR EACH PRICE SELECTED. The same shares cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $2.55	☐ $2.60	☐ $2.65	☐ $2.70	☐ $2.75

– OR–

(2) SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER,” the undersigned tenders shares at the purchase price, as shall be determined by the Company in accordance with the terms of the Offer. For purposes of determining the purchase price, those shares that are tendered by the undersigned agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price.

☐ The undersigned wants to maximize the chance of having the Company purchase all shares the undersigned is tendering (subject to the proration and priority provisions of the offer). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE PAID FOR SHARES IN THE OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $2.55 PER SHARE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ODD LOTS

(See Instruction 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned:

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered.

CONDITIONAL TENDER

(See Instruction 14)

A tendering stockholder may condition his or her tender of shares upon FBR & Co. purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by FBR & Co. pursuant to the terms of the tender offer, none of the shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is: shares.

If, because of proration, the minimum number of shares designated will not be purchased, FBR & Co. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the box below:

☐	The tendered shares represent all shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 7, 8 and 9)

To be completed ONLY if the check for the purchase price of shares purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue    ☐    Check to:

            ☐     Share certificate(s) to:

Name (s)
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.) ☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below: Account Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 7, 8 and 9)

To be completed ONLY if the check for the purchase price of shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Deliver    ☐    Check to:

                 ☐    Share certificate(s) to:

Name (s)

(Please Print)

Address

(Zip Code)

SIGN HERE
(Please Complete and Return the Attached Form W-9 below) Signature of Owner(s)

Name(s)
(Please Print)

Capacity (full title)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Form W-9 Included Herewith)

Daytime Area Code and Telephone Number

Dated	, 2011

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

Guarantee of Signature(s), if required

(See Instructions 1 and 7)

Name:

Title:

Name of Firm:

Authorized Signature:

Address

(Zip Code)

Area Code and Telephone Number:

Dated:	, 2011

Ladies and Gentlemen:

The undersigned hereby tenders to FBR & Co., a Virginia corporation (“FBR” or the “Company”), the above-described shares of common stock, $0.001 par value per share, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase dated August 16, 2011 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Amended Letter of Transmittal (which together, as amended or supplemented from time to time, constitute the tender offer). FBR also expressly reserves the right, in its sole discretion, to purchase additional shares subject to applicable legal requirements.

Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of FBR all right, title and interest in and to all the shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1) deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of FBR;

(2) present such shares for transfer and cancellation on the books of FBR; and

(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the tender offer.

The undersigned understands, upon the terms and subject to the conditions of the Offer to Purchase, the Company will determine a single per share purchase price, not greater than $2.75 nor less than $2.55 per share, net to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for shares validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date (as defined in the Offer to Purchase), taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest purchase price (in multiples of $0.05) within the price range specified above that will allow it to purchase six million shares, or such lesser number of shares as are validly tendered and not validly withdrawn, at prices not greater than $2.75 nor less than $2.55 per share, net to the seller in cash, less any applicable withholding taxes and without interest, in the Offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares validly tendered at prices at or below the purchase price and not validly withdrawn will be purchased at the purchase price, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, “odd lot” provisions and conditional tender provisions, and that the Company will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not validly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Time.

The undersigned hereby represents and warrants that the undersigned:

(1) has a net long position in shares at least equal to the number of shares being tendered;

(2) has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for payment by FBR, FBR will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3) will, upon request, execute and deliver any additional documents deemed by the Depositary or FBR to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and FBR upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will FBR pay interest on the purchase price.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, FBR may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered.

Unless otherwise indicated under “Special Payment Instructions”, please issue the check for the purchase price of any shares purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld), and return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the purchase price of any shares purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any shares purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that FBR has no obligation, pursuant to the “Special Payment Instructions”, to transfer any shares from the name of the registered holder(s) thereof, if FBR does not accept for payment any of the shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (b) if such shares are tendered for the account of an Eligible Institution. See Instruction 9. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 7.

2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. You should use this Letter of Transmittal only if you are forwarding certificates with this Letter of Transmittal pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender shares, certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal or an Agent’s Message in connection with book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

Agent’s Message. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and FBR may enforce such agreement against them.

Guaranteed Delivery. If you cannot deliver your shares and all other required documents to the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a) such tender must be made by or through an Eligible Institution;

(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by FBR must be received by the Depositary by the Expiration Date, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c) the certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, FBR will not accept any alternative, conditional or contingent tenders, and no fractional shares will be purchased. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the shares.

3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of shares on a separate signed schedule attached hereto.

4. Partial Tenders (Not applicable to stockholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the shares represented by any certificates that you deliver to the Depositary, fill in the number of shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the tender offer. Unless you indicate otherwise, all shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, shares will be returned or credited without expense to the stockholder.

5. Indication of Price at Which Shares are Being Tendered. For shares to be validly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under the section captioned “Price (in Dollars) per Share at Which Shares Are Being Tendered” or (2) check the box in the section captioned “Shares Tendered at Price Determined Pursuant to the Tender Offer” in order to maximize the chance of having the Company purchase all of the shares tendered (subject to the proration and priority provisions). For purposes of determining the purchase price, those shares that are tendered by stockholders agreeing to accept the purchase price determined in the Offer will be deemed to be tendered at the minimum price. Selecting option (1) could result in none of the stockholder’s tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the purchase price paid for shares in the Offer and could result in the stockholder receiving the minimum price of $2.55 per share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder’s share holdings at different prices must complete a separate Amended Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder’s shares. The same shares cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.

6. Odd Lots. As described in Section 1 of the Offer to Purchase, if FBR purchases less than all shares tendered and not withdrawn before the Expiration Date, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such shares. Even if you otherwise qualify for the “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots”.

7. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

8. Stock Transfer Taxes. Except as provided in this Instruction 8, FBR will pay any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the tender offer. If, however, payment of the purchase price is to be made to, or shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

9. Special Payment and Delivery Instructions. If the check for the purchase price of any shares purchased is to be issued and any shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed.

10. U.S. Federal Income Tax Withholding. Under current U.S. federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders or other payees pursuant to the tender offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee that is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) (including a U.S. resident alien) must provide the Depositary with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the Form W-9 set forth below.

In general, for an individual, the TIN is the social security number of such individual. If the Depositary is not provided with the correct TIN, the stockholder or payee may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”) and payments that are made to such stockholder pursuant to the tender offer may be subject to backup withholding. Such payments generally will be subject to information reporting even if the Depositary is provided with a TIN. Certain stockholders or payees are not subject to these backup withholding and reporting requirements. Exempt persons should indicate their exempt status on the Form W-9. In order to satisfy the Depositary that a Non-U.S. Holder (as defined in Section 13 of the Offer to Purchase) or payee qualifies as an exempt recipient, such Non-U.S. Holder or payee must submit an appropriate Form W-8, signed under penalties of perjury, attesting to that Non-U.S. Holder’s or payee’s exempt status. Such statements can be obtained from the Depositary or from the website of the IRS at www.irs.gov/forms.

For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Form W-9 if shares are held in more than one name), consult the General Instructions and Specific Instructions included on pages 1 through 4 of the Form W-9 set forth below.

Failure to complete the Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained, provided that the information is provided to the IRS in a timely manner.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE GENERAL INSTRUCTIONS AND SPECIFIC INSTRUCTIONS INCLUDED ON PAGES 1 THROUGH 4 OF FORM W-9 FOR ADDITIONAL DETAILS.

In addition, as described in Section 3 of the Offer to Purchase, unless a reduced rate of withholding is applicable pursuant to a tax treaty or an exemption from withholding is applicable because gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, FBR will be required to withhold U.S. federal income tax at a rate of 30% from such gross proceeds paid to a Non-U.S. Holder or his agent. A Non-U.S. Holder may be eligible to file for a refund of such tax or a portion of such tax if such Non-U.S. Holder meets the “complete redemption”, “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 13 of the Offer to Purchase under the caption “Certain U.S. Federal Income Tax Consequences,” or if such Non-U.S. Holder is entitled to a reduced rate of withholding pursuant to a treaty and FBR withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a Non-U.S. Holder must deliver to the Depositary, before the payment, a properly completed and executed Form W-8BEN claiming such an exemption or reduction. Such statement can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly executed Form W-8ECI claiming exemption. Such statement can be obtained from the Depositary. Non-U.S. Holders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

11. Irregularities. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by FBR in its sole discretion, which determinations shall be final and binding on all parties. FBR reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of FBR’s counsel, be unlawful. FBR also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and FBR’s interpretation of the terms of the tender offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as FBR shall determine. None of FBR, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

13. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate or certificates for part or all of your shares has been lost, stolen, destroyed or mutilated, you should call The American Stock Transfer & Trust Company, LLC, as Transfer Agent, at (877) 248-6417 (toll free) regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

14. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether FBR accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, FBR may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by random lot, if any, FBR will limit its purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. Each stockholder is urged to consult his or her own tax advisor.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:00 Midnight, New York City time, on the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Tender Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokerage Firms Please Call Collect: (212) 269-5550

All Others Call Toll Free: (800) 859-8509

The Dealer Manager for the Tender Offer is:

FBR Capital Markets

1001 Nineteenth Street North

Floor 18

Arlington, Virginia 22209

Toll free: (800) 846 -5050

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
.	Business name/disregarded entity name, if different from above
Print or type See Specific Instructions on page 2.	Check appropriate box for federal tax
	classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ - - - - - - - - - - - - - - - - - - - - - - -
☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

			–	–

Employer identification number

–
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•  An individual who is a U.S. citizen or U.S. resident alien,

•  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev 1-2011)	Page 2

•  An estate (other than a foreign estate), or

•  A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business

Form W-9 (Rev 1-2011)	Page 3

as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration

Form W-9 (Rev 1-2011)	Page 4

office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

Form W-9 (Rev 1-2011)	Page 5

To reduce your risk:

•  Protect your SSN,

•  Ensure your employer is protecting your SSN, and

•  Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.